UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2006
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4500 Park Granada, Calabasas, California 91302
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 20, 2006, the Compensation Committee of Countrywide Financial Corporation (the “Company”) approved a form of Stock Appreciation Right Agreement (the “SAR Agreement”), attached hereto as Exhibit 10.1, to be used in connection with the Company’s 2000 Equity Incentive Plan (the “Plan”). On April 3, 2006, the Company granted 13,714,540 stock appreciation rights under the Plan to various employees, including its executive officers, using the SAR Agreement.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

10.1	Form of Stock Appreciation Right Agreement pursuant to the 2000 Equity Incentive Plan of Countrywide Financial Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006	COUNTRYWIDE FINANCIAL CORPORATION
	By:	/s/ Marshall M. Gates
		Name:	Marshall M. Gates
		Title:	Senior Managing Director, Chief Administrative Officer

EXHIBIT INDEX

Exhibit
No.
10.1	Form of Stock Appreciation Right Agreement pursuant to the 2000 Equity Incentive Plan of Countrywide Financial Corporation.

4